497(e)
                                                              File Nos. 2-89550
                                                                  and 811-03972




                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company

                       Supplement Dated December 15, 2003
                         To Prospectus Dated May 1, 2003

On page 15 of the prospectus under the heading "INVESCO Stock Funds, Inc., insert at the end of the description of the INVESCO Dynamics Fund the following additional information:

At any given time, the Fund may be subject to sector risk, which means a certain sector may under-perform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

The Fund may invest in small and mid-sized companies that may involve greater risk not associated with investing in more established companies. Additionally, small companies may have business risk, stock price fluctuations and illiquidity.

The Fund may invest up to 25% of its assets in securities of non-U.S. issuers that may present risks not associated with investing solely in the United States. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.



THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.